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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 14, 2005
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                              CINCINNATI BELL INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

                   1-8519                           31-1056105
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          (Commission File Number)       (IRS Employer Identification No.)


           201 East Fourth Street                                      45202
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (513) 397-9900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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FORM 8-K                                                 CINCINNATI BELL INC.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 14, 2005, Cincinnati Bell Inc. (the "Company") entered into Amendment No. 3 to the Operating Agreement for the existing joint venture between the Company and Cingular Wireless LLC (Cingular) providing wireless services in Cincinnati and Dayton, Ohio. Prior to entering into Amendment No. 3 and as the Company has previously disclosed, the Company has a call right to purchase Cingular's 19.9% interest in the joint venture at any time prior to September 30, 2005, at a price of $85.0 million. Beginning on September 30, 2005, the Company's call right was to become exercisable at a price of $83.0 million and Cingular was to have a put right to require the Company to purchase its 19.9% interest at a price of $83.0 million. In addition, Cingular had agreed not to sell its interest in the joint venture to a third party prior to September 30, 2005, except for a tag-along right in the event of a sale by the Company of its interest in the joint venture.

         To the extent that Amendment No. 3 may be material to the Company, the amendment provides that the Company's current call right exercisable for $85.0 million now expires on January 31, 2006. The effective date at which the Company may exercise its call right for $83.0 million and at which Cingular may exercise its put right for $83.0 million has been changed from September 30, 2005 to January 31, 2006. Similarly, Cingular has agreed to extend until January 31, 2006 its agreement not to sell its interest in the joint venture to a third party.

         Attached as Exhibit 10.1 is Amendment No. 3 to the Operating Agreement for that joint venture.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------

                    10.1 Agreement and Amendment No. 3 dated as of February 14, 2005 to the Operating Agreement of Cincinnati Bell Wireless LLC by and among New Cingular Wireless PCS (f/k/a AT&T Wireless PCS,
                               LLC), New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.), Cincinnati Bell Wireless Holdings LLC, Cincinnati Bell Inc., Cingular Wireless LLC and Cincinnati Bell Wireless LLC



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINCINNATI BELL INC.


                                       By: /s/ Christopher J. Wilson
                                           -----------------------------
                                           Christopher J. Wilson
                                           Vice President and General Counsel


Date:  February 15, 2005


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                                  Exhibit Index


Exhibit No.   Exhibit                                              Page No.
-----------   -------                                              --------

   10.1 Agreement and Amendment No. 3 dated as of February 14, 2005 to the Operating Agreement of Cincinnati Bell Wireless LLC by and among New Cingular Wireless PCS (f/k/a AT&T Wireless PCS,
              LLC), New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.), Cincinnati Bell Wireless Holdings LLC, Cincinnati Bell Inc., Cingular Wireless LLC and Cincinnati Bell Wireless LLC



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